Accounts Receivable, Net	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Accounts Receivable Net [Text Block]

Note 3 — Accounts Receivable, Net

Accounts receivable consisted of the following:

	December 31,	December 31,
	2011	2010

Gaming revenues receivable	$1,240,142	$10,802,582

As of December 31, 2011, accounts receivable were due from three Casino Operators.  The accounts receivable from the three casinos at December 31, 2011 were 76%, 20% and 3% of total receivables.  As of December 31, 2010, accounts receivable were due from three Casino Operators.  The accounts receivable from the three casinos at December 31, 2010 were 63%, 19% and 18% of total receivables.

Prior to December 31, 2011, the Promoter Companies received advanced payments totaling $19,791,801, all of which was earned during December 2011.